UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2025

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7500 Old Georgetown Road, 15th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On October 31, 2025, Susan G. Riel, the current Chair, President and Chief Executive Officer of Eagle Bancorp, Inc. (the “Company”) and of EagleBank (the “Bank”), informed the Boards of Directors of the Company and the Bank of her intention to retire and resign from her positions. With respect to her position as Chair of the Boards of Directors of the Company and the Bank, Ms. Riel’s resignation will be effective November 4, 2025, but she will continue as a member of the Boards. Effective November 4, 2025, James A. Soltesz, the Lead Independent Director of the Boards of Directors of the Company and the Bank, will become Chairman of the Boards, and Louis P. Matthews, a member of the Boards of Directors of the Company and the Bank, will become Vice Chairman.

With respect to her position as President and Chief Executive Officer of the Company and the Bank, Ms. Riel’s resignation will be effective on a date mutually agreed between Ms. Riel and the Boards, no later than December 31, 2026. The Boards are working with an executive search firm to identify a new President and Chief Executive Officer and look forward to a smooth transition.

Item 7.01. Regulation FD Disclosure.
On November 3, 2025, the Company issued a press release announcing Ms. Riel’s decision to retire as President and Chief Executive Officer in 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Eagle Bancorp, Inc., dated November 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: November 03, 2025	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President, Chief Financial Officer